13. Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions
13.	Related Party Transactions

The Company has entered into various research, development, license and supply agreements with Takeda, SynBio, Serum Institute and Pharmsynthez, each a related party whose relationship, ownership, and nature of transactions is disclosed within other sections of these footnotes.

During the year ended December 31, 2017, the Company received research and consulting services from a director of Pharmsynthez, a controlling stockholder of the Company. The total amount of services received was approximately $0.1 million for the year ended December 31, 2017. This consulting agreement was terminated in July 2017.

Please refer to Note 3, Significant Strategic Drug Development Collaborations – Related Parties and Note 9, Stockholder’s Equity, for details on arrangements with collaboration partners that are also related parties.